EXHIBIT 99.4

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION:

The following selected Unaudited Pro Forma Financial Information is based on the historical financial statements of Handheld Entertainment, Inc. (“Handheld”) and certain assets to be acquired from eBaum’s World, Inc. (“EBW”) including all of the assets, business interests and certain liabilities related to the ebaumsworld.com (“Acquired Assets”) website and have been prepared to illustrate the effect of Handheld’s proposed acquisition of those certain assets as well as the proposed convertible note financing.

The Unaudited Pro Forma Condensed Financial Information has been prepared using the purchase method of accounting. EBW reported financial results on a calendar year ending December 31. The financial statements of the Acquired Assets included in the following unaudited pro forma condensed financial information are derived from the audited financial statements of EBW for the year ended December 31, 2006 and the unaudited financial statements for the six months ended June 30, 2007. The pro forma statements of operations give effect to the acquisition of Acquired Assets as if it occurred on January 1, 2006.

Because the selected unaudited pro forma condensed combined financial information is based upon EBW’s financial position and operating results during periods when the Acquired Assets were not under the control, influence or management of Handheld, the information presented may not be indicative of the results that would have actually occurred had the transaction been completed at, and for the twelve months ended, December 31, 2006 or the six months ended June 30, 2007, as appropriate, nor is it indicative of future financial or operating results of the combined entity.

HANDHELD ENTERTAINMENT, INC.

Unaudited Pro Forma Combined Balance Sheet as of June 30, 2007

	Handheld Historical	ebaumsworld.com Historical	Pro Forma Adjustments		Handheld Consolidated Pro Forma
ASSETS
Current Assets:
Cash and Cash Equivalents	$1,410,233	$412,162	$6,650,000	(1)	$8,472,395
Restricted Cash	50,000	--	1,200,000	(1)	1,250,000
Accounts Receivable, less allowances	489,357	691,420	--		1,180,777
Accounts Receivable, Related Party	--	16,998	--		16,998
Inventories, net	641,368	--	--		641,368
Prepaid Expenses and other current assets	183,134	2,812	--		185,946
Total Current Assets	2,774,092	1,123,392	7,850,000		11,747,484

Fixed Assets, net	249,002	123,060	--		372,062
Capitalized Software, net	--	11,216	--		11,216
Intangible Assets, net	10,413,037	--	18,650,000	(1)	29,063,037
Debt Issue Costs, net	54,833	--	--		54,833
Deferred Acquisition Costs	480,526	126,513	--		607,039
Due from principal stockholder, Related Party	--	263,505	(275,500	)(1)	(11,995)
Deposits and other non-current assets	19,174	2,039	--		21,213

Total Assets	13,990,664	1,649,725	26,224,500		41,864,889

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Trade Accounts Payable	1,134,922	183,146	--		1,318,068
Accrued and Other Liabilities	1,619,155	56,971	--		1,676,126
Short Term Debt	1,425,000	--	--		1,425,000
Line of Credit	--	275,500	(275,500	)(1)	--
Trade accounts and advances payable to Employees and Related Parties	85,120	--	--		85,120
Total Current Liabilities	4,264,197	515,617	(275,500)		4,504,314

Long Term Convertible Notes	800,000	--	24,000,000	(1)	24,800,000

Total Liabilities	5,064,197	515,617	24,000,000		29,579,814

Stockholders' Equity
Common Stock	1,724	534,357	(533,903	)(1)	2,178
Additional Paid in Capital -- Warrants and Stock Options	2,738,330	--	--		2,738,330
Additional Paid in Capital	35,246,241	--	3,507,141	(1)	38,753,382
Accumulated Deficit/Retained Earnings	(29,059,828)	599,751	(473,238	)(1)	(28,933,315)
Total Shareholders' Equity	8,926,467	1,134,108	2,500,000		12,560,575

Total Liabilities and Shareholders' Equity	$13,990,664	$1,649,725	$26,224,500		$41,864,889

HANDHELD ENTERTAINMENT, INC.

Unaudited Pro Forma Combined Statements of Operations for the Twelve Months Ended December 31, 2006

	Handheld Historical	ebaumsworld.com Historical	PRO FORMA ADJUSTMENTS	Handheld PRO FORMA

Net Revenues	$3,779,692	$4,964,658	$--	$8,744,350
Net Revenues - Related Party	--	261,941	--	261,941
Total Revenue	3,779,692	5,226,599	--	9,006,291

Product Costs	4,339,647	717,555	--	5,057,202
Gross Margin	(559,955)	4,509,044	--	3,949,089

Costs and Expenses:
Bad Debt Expense	--	1,444	--	1,444
Sales and Marketing	3,369,942	191,528	--	3,561,470
General and Administrative	6,217,754	2,765,230	5,833,333 (2)	14,816,317
Research and Development	2,381,419	--	--	2,381,419
Total Operating Expenses	11,969,125	2,958,202	5,833,333	20,760,660

Operating Income(Loss)	(12,519,080)	1,550,842	(5,833,333)	(16,801,571)

Other Income and (Expense):
Litigation Settlement Proceeds, Net	1,387,034			1,387,034
Loss on Conversion of Debt	(1,038,743)			(1,038,743)
Interest Income	79,451	12,693	--	92,144
Interest Expense	(78,567)	(6,225)	(1,725,000) (3)	(1,809,792)
Total Other Income/(Expense)	349,175	6,468	(1,725,000)	(1,369,357)

Net Gain/(Loss)	($12,179,905)	$1,557,310	($7,558,333)	($18,180,928)

Basic and diluted gain(loss) per share	($1.24)	$0.09		($0.67)
Shares used in computing earnings (loss) per share	9,788,427	17,170,235		26,958,662

HANDHELD ENTERTAINMENT, INC.

Unaudited Pro Forma Combined Statements of Operations for the Six Months Ended June 30, 2007

	Handheld Historical	ebaumsworld.com Historical	PRO FORMA ADJUSTMENTS		Handheld PRO FORMA

Net Revenues	$708,776	$2,081,824	$-		$2,790,600
Net Revenues - Related Party	--	39,588	--		39,588
Total Revenue	708,776	2,121,412	--		2,830,188

Product Costs	708,649	322,761	--		1,031,410
Gross Margin	127	1,798,651	--		1,798,778

Costs and Expenses:
Sales and Marketing	1,453,043	49,886	--		1,502,929
General and Administrative	4,256,205	1,184,891	2,916,667	(4)	8,357,763
Research and Development	340,074	--	--		340,074
Total Operating Expenses	6,049,322	1,234,777	2,916,667		10,200,766

Operating Income(Loss)	(6,049,195)	563,874	(2,916,667)		(8,401,988)

Other Income and (Expense):
Interest Income	60,257	7,514	--		67,771
Interest Expense	(41,716)	(13,253)	(862,500	)(4)	(917,469)
Total Other Income/(Expense)	18,541	(5,739)	(862,500)		(849,698)

Net Gain/(Loss)	($6,030,654)	$558,135	($3,779,167)		($9,251,686)

Basic and diluted gain(net loss) per share	($0.38)	$0.03			($0.28)

Shares used in computing earnings (loss) per share	15,809,275	17,170,235			32,979,510

HANDHELD ENTERTAINMENT, INC.

SIGNIFICANT NOTES AND ASSUMPTIONS TO THE PRO FORMA FINANCIAL STATEMENTS

(1)
The accompanying unaudited pro-forma financial information shows the financial statements of Handheld Entertainment, Inc. (“Handheld”) and certain assets that are to be acquired from eBaum’s World, Inc. (“EBW”) which includes all of the assets and business interests related to the eBuamsworld.com (“Acquired Assets”) website as well as the related convertible note financing. The pro-forma adjustments to the balance sheet give effect to the acquisition as if it occurred on June 30, 2007 and the pro-forma statement of operations gives effect to the merger as if it occurred on January 1, 2006. The adjustments give effect to the elimination of certain assets and liabilities which are not going to be assumed by Handheld in the proposed transaction as well as our preliminary estimate of the value of the intangible assets which we plan to acquire. The acquisition will be accounted for using the purchase method of accounting and accordingly the acquired assets have been recorded in the accompanying pro forma financial statements at the proposed purchase price.

(2)
The acquired assets have been recorded as intangible assets with a useful life of three years. For the year ended December 31, 2006, amortization expense of $5,833,333 has been recognized as if the transaction had been completed on January 1, 2006.

(3)	Interest expense on the 7.5% convertible notes has been recorded as if the transaction had been completed on January 1, 2006.

(4)
The acquired assets have been recorded as intangible assets with a useful life of three years. For the six months ended June 30, 2007, amortization expense of $2,916,667 has been recognized as if the transaction had been completed on January 1, 2006.

(5)	Interest expense on the 7.5% convertible notes has been recorded as if the transaction had been completed on January 1, 2006.